UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2025

Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36790	33-1007393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(412) 432-1500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

On July 1, 2025, Predictive Oncology Inc., a Delaware corporation (“Predictive Oncology” or the “Company”) entered into a Standby Equity Purchase Agreement (“SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”) pursuant to which the Company has the right to sell to the Investor up to $10 million (the “Commitment Amount”) of shares of its common stock, par value $0.01 per share (the “Common Stock”).

Upon the satisfaction of the conditions to the Investor’s purchase obligations as set forth in the SEPA, the Company will have the right, but not the obligation, from time to time in its discretion, to direct the Investor to purchase a specified number of shares of Common Stock (an “Advance”) by delivering a written notice to the Investor (an “Advance Notice”). The shares of Common Stock purchased pursuant to an Advance will be purchased at a price equal to 96% of the lowest daily VWAP of the Common Stock during the three consecutive trading days commencing on the date of the Advance Notice, other than the daily VWAP on a day in which the daily VWAP is less than a minimum acceptable price as stated by the Company in the Advance Notice or there is no VWAP on the subject trading day, in which cases the size of the Advance may be reduced to account for such day(s) in which the daily VWAP is less than the applicable minimum acceptable price or there is no VWAP. The Company may establish a minimum acceptable price in each Advance Notice below which it will not be obligated to make any sales to the Investor. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Stock for such trading day on the Nasdaq Capital Market during regular trading hours as reported by Bloomberg L.P.

Pursuant to the terms of the SEPA, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) or multiple Registration Statements registering for resale the Common Stock issuable to the Investor under the SEPA. The Company in its sole discretion may choose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.

Under the applicable rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and pursuant to the SEPA, in no event may the Company issue or sell to the Investor in excess of 1,921,706 shares of Common Stock (the “Exchange Cap,” which represents 19.99% of the shares of Common Stock issued and outstanding as of the effective date of the SEPA), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq Rules or (ii) the average price of all applicable sales of Common Stock under the SEPA equals or exceeds $0.83 per share (which represents the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the execution of the SEPA and (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the execution of the SEPA). In any event, the Company may not issue or sell any shares of Common Stock under the SEPA if such issuance or sale would breach any applicable Nasdaq Rules.

Additionally, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any shares of Common Stock under the SEPA which, when aggregated with all other shares of Common Stock beneficially owned by the Investor and its affiliates, would result in the beneficial ownership by the Investor and its affiliates (on an aggregated basis) of a number of shares of Common Stock exceeding 4.99% of the then outstanding voting power or number of common shares. In addition, in no event shall an Advance exceed the number of shares of Common Stock shares registered in respect of the transactions contemplated by the SEPA under the Registration Statement then in effect.

The SEPA will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the execution of the SEPA or (ii) the date on which the Investor shall have made payment of Advances pursuant to the SEPA for shares of Common Stock equal to the Commitment Amount. The Company has the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to the Investor, provided that there are no outstanding Advance Notices for which shares of common stock need to be issued. Neither the Company nor the Investor may assign or transfer their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived other than by an instrument in writing signed by both parties.

The SEPA contains customary representations, warranties, conditions, and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The net proceeds to be received by the Company under the SEPA will depend on the frequency and prices at which shares of Common Stock are sold to the Investor. The Company expects that any proceeds received from such sales to the Investor will be used for working capital and general corporate purposes.

Pursuant to the SEPA, the Company (i) paid to the Investor a structuring fee in an amount of $25,000 and (ii) issued to the Investor 120,482 shares of Common Stock, representing payment of a commitment fee in an amount equal to 1.00% of the Commitment Amount.

The foregoing description of the SEPA is not complete and is qualified in its entirety by reference to the full text of the SEPA which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the SEPA, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The issuances of shares of Common Stock pursuant to the SEPA have been or will be issued and sold by the Company to the Investor in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

10.1	Standby Equity Purchase Agreement, dated as of July 1, 2025, by and between the Registrant and YA II PN, Ltd.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY INC.

Date: July 8, 2025	By:	/s/ Josh Blacher
Name: Josh Blacher
Title: Interim Chief Financial Officer